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                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                                  ANNUAL REPORT
                                  -------------

                                DECEMBER 31, 1999

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                          THIRD AVENUE VALUE PORTFOLIO

Dear Third Avenue Value Portfolio Shareholder:

At December 31, 1999, the net asset value ("NAV") attributable to the 402,689 common shares outstanding of the Third Avenue Value Portfolio ("TAVP" or the "Portfolio") was $10.84. The Portfolio's inception date was September 21, 1999. The initial net asset value was $10.00 per share. As of December 31, 1999, the return since inception was 8.40%. At February 10, 2000, the unaudited net asset value attributable to the 558,230 common shares outstanding was $10.87 per share.

SEMI-ANNUAL ACTIVITY

During the period, the Portfolio established positions in the common stocks of 25 companies.

NUMBER OF SHARES      NEW POSITIONS ACQUIRED

16,300                ACT Networks, Inc. ("ACT Networks Common")
12,500                Alamo Group, Inc. ("Alamo Common")
4,000                 Analogic Corp. ("Analogic Common")
1,700                 Capital Southwest Corp. ("Capital Southwest Common")
14,000                Catellus Development Corp. ("Catellus Common")
6,000                 Deltic Timber Corp. ("Deltic Common")
13,000                Enhance Financial Services Group, Inc. ("Enhance Common")
19,000                Evans & Sutherland Computer Corp. ("ESCC Common")
9,000                 FSI International, Inc. ("FSI Common")
5,000                 Financial Security Assurance Holdings, Ltd. ("FSA Common")
12,000                First American Financial Corp. Class A ("First American Common")
3,600                 Forest City Enterprises, Inc. Class A ("Forest City Common")
1,200                 Gleason Corp. ("Gleason Common")
5,000                 Koger Equity, Inc. ("Koger Common")
7,000                 LNR Property Corp. ("LNR Common")
10,000                LaSalle Re Holdings, Ltd. ("LaSalle Common")
6,000                 Leucadia National Corp. ("Leucadia Common")
8,000                 Liberty Financial Companies, Inc. ("Liberty Common")
4,000                 MBIA Inc. ("MBIA Common")
11,000                Parexel International Corp. ("Parexel Common")
15,000                Pharmaceutical Product Development, Inc. ("PPDI Common")
6,500                 Risk Capital Holdings, Inc. ("Risk Capital Common")
12,500                Stewart Information Services Corp. ("Stewart Common")
5,000                 Vertex Communications Corp. ("Vertex Common")
15,000                Wellsford Real Properties, Inc. ("Wellsford Common")

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PERFORMANCE INFORMATION

Performance Illustration: Comparison of change in value of a $10,000 investment in the Third Avenue Value Portfolio, the Standard & Poor's 400 Index ("S&P 400"), and the Russell 2000 Value Index.

[Figures below represents chart in its printed form] as of 12/31/99

TAVP                S&P 400             Russell 2000 Value
-------             -------             ------------------
$10,840             $10,974             $9,700


               Past performance is not indicative of future results.

COMMENTARY

The Portfolio benefited from a rally in small-cap technology, in particular its exposure to the equities of FSI International and Analogic Corp. FSI International is a leading manufacturer of microlithography and surface
conditioning   machines   used  by  the   semiconductor   and   microelectronics
manufacturing industry. The semiconductor capital equipment industry continues to recover from the most severe downturn in the industry's history. We expect the growth in this industry to continue for the foreseeable future based on the increasing number of applications, beyond personal computers, that use semiconductors--from household appliances and cellular phones to automotive applications, for example--and because chip manufacturers will have to re-equip facilities due to technological innovation. As of November 27, 1999, FSI had cash of $2.00 per share and cash to total book liabilities of over 115%. Analogic Corp. designs and manufactures advanced electronic systems used to convert analog signals to and from digital signals for display or processing by Original Equipment Manufacturers (OEMs) in various medical, industrial and telecommunications applications. Recently, Analogic received certification from the Federal Aviation Administration for its innovative CT system used to scan luggage for explosives at airports. Its cash holdings as of October 31, 1999 of $121.9 million equaled 268% of total book liabilities alone. Additionally, under the leadership of the new CEO, Tom Miller, the company recently announced plans to unlock the value of its computer telephony group (by way of an IPO).

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We  took   advantage  of  the  relative   bargains  in  the  insurance   sector,
specifically, in the areas of financial guarantee insurance and title insurance. We are attracted to this area because the results are driven by the expense ratio instead of the loss ratio. The recent rise in interest rates has put a damper on the market's perception of the companies in these industries. However, higher interest rate environments are not necessarily negative - not only do they improve pricing for the financial guarantors typically, but they also improve net interest income for both sectors. The Portfolio acquired positions in Financial Security Assurance, MBIA and Enhance Financial Services common, each at a discount to adjusted book value.

The title insurers, First American Financial Corp. and Stewart Information Services are each at the forefront of technology. Due to innovation, what was once an extremely people-intensive business is becoming less so, which will eventually lead to higher margins and less cyclicality longer term. The Portfolio was able to acquire positions in the equities of these two companies at less than 4x peak earnings achieved over the last cycle.

Pharmaceutical companies are increasingly outsourcing research to Clinical Research Organizations ("CROs"). Pharmaceutical companies are under pressure to contain costs and increase revenues through faster development of drugs and other therapies. We have invested in the equities of two of the leading CROs, Parexel and Pharmaceutical Product Development ("PPD"), which specialize in providing worldwide clinical research and development of pharmaceutical products. The common stocks of these issuers are in the midst of an extreme bear market stemming from a flow of negative announcements over the past year. Among the problems were cancellations of major contracts, concerns over increased M&A among the pharmaceutical companies, and the threat of further healthcare reform. We believe outsourcing of clinical research is likely to continue to grow longer-term, although contracts will tend to be lumpy. Both Parexel and PPD are well capitalized and well positioned to participate in this growth, particularly given their global exposures. TAVP acquired its positions in these common stocks at discounts to what we believe a first stage venture capitalist would pay and at roughly 10 times trailing earnings.

Investing in real estate securities - or at least the way we do it - is probably the purest form of value investing. Third Avenue's investment mantra has always been: buy what is "SAFE AND CHEAP". Applying these principles to real estate securities is much easier than applying them to many other sectors. During the quarter, the Portfolio was able to acquire positions in six real estate common stocks at favorable prices. We have invested in companies that we believe have terrific management teams, high quality assets and lack significant encumbrances. Catellus Development Corp. is the largest private land owner in California and one of the nation's largest full-services real estate companies. Deltic Timber owns more than 400,000 acres of timberland, 36,000 acres of farmland, two sawmills, and several real estate development projects including a 4,300-acre master-planned-community. The company's balance sheet does not reflect the true value of the company's land holdings, since most of the land has been owned for 60 years. Forest City Enterprises is a real estate development and operating company that develops, owns, operates and manages commercial and multi-family properties across the United States. The company has over $3.6 billion of assets (at cost) and has a 20-year record of consistent cash flow growth.

During the quarter, we established positions in two small-cap companies that are going through resource conversions, Gleason Corp. and Vertex Communications Corp. Gleason is a world leader in the manufacture of gear production equipment and related tools. The company's end markets include the automotive and truck industries, as well as the construction, aerospace, farm and marine markets. On December 9, 1999, a group, led by the senior management team and a private equity firm, announced a tender offer to purchase all of the outstanding common shares for $23.00 per share, in cash. Although we feel that the board of directors is agreeing to sell the company at the bottom of its business cycle, we will take the cash and redeploy it. The portfolio's cost basis is $16.94 per share. Vertex Communications Corp. is a leading supplier of satellite and wireless communications products. On November 12, 1999, Vertex announced that it entered into an agreement under which Tripoint Global Communications would acquire all outstanding shares of the company for $22.00 per share, in cash. On February 4, 2000, Vertex received early termination

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of the waiting period under the Hart-Scott-Rodino Act, essentially absolving the deal of any antitrust concerns. The cost basis of the shares held by TAVP is $16.51 per share.

The Portfolio held a relatively high cash position of 20.76% at the end of the quarter, which was a function of an evolving portfolio, rather than an attempt to keep cash on the sideline.

Investment Philosophy

It ought to be constructive for clients if I explain our investment approach in some detail, describing both what Third Avenue does and does not do. While I refer to myself in the narrative below as the manager, it is important to remember that I function as manager with the assistance of securities professionals who are involved in the portfolio management and the research of individual securities.

Third Avenue is a BUY AND HOLD investor. The businesses in which Third Avenue invests, whether as a creditor or equity participant, are characterized by staying power. Fluctuations in market prices for securities tend to be ignored. General market, as distinct from fundamental, factors are always ignored. One reason is that the "market" tends to emphasize different things than Third Avenue does. For example, most analysts in research departments appear to be interested in current earnings and short-term earnings forecasts. Third Avenue is interested in LONG-TERM BASIC EARNING POWER. Another reason is that Third Avenue's investments tend to grow out of intensive research. If we do not believe that we know much more than the "market" about a particular investment, we ought not to be in that investment.

BUY DISCIPLINE

Our investment philosophy encompasses two disciplines -- one used in acquiring and holding common stocks, and one used in acquiring and holding credit instruments.

In acquiring common stocks, Third Avenue focuses on four characteristics:

1) The issuer has to have a strong financial position, measured not only by balance sheet data but also by the relative absence of off balance sheet liabilities and contingencies, whether or not disclosed in footnotes to financial statements.

2) The issuer should be run by reasonable control groups and managements, as gauged by managerial competence as operators and investors, as well as by an apparent absence of intent to profit at the expense of stockholders.

3) The business has to be one we understand, which generally means that the numbers reported (which are usually in accordance with Generally Accepted Accounting Principles) have to be reliable as objective benchmarks to aid in understanding the business, its values and its dynamics.

4) The price Third Avenue pays for a common stock ought to be no more than one-half of what we believe the issuer is worth as a private company or a take-over candidate.

DISREGARD FOR THE MARKET

Third Avenue's analyses concentrate strictly on "what is" in terms of understanding a company and its securities. In contrast, most other analysts give considerable weight to attempting to fathom "what the market thinks," best described by John Maynard Keynes as gauging "the average opinion of the average opinion." There is an economic reality to these "average opinion" searches from a company point of view, since, if a company needs periodic access to capital markets, whether credit markets or equity markets, then what the market thinks has a lot to do with whether or not a company and its security holders will prosper. In the Third Avenue case, though, a need for access to capital markets for the companies whose common stocks are in the Portfolio is most often non-existent. The companies in which Third Avenue has common stock investments are all well financed. This leaves us free to concentrate on "what is."

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Third  Avenue pays no attention  to macro  factors such as stock market  levels, general interest rates, and business cycles -- the various top-down factors on which most analysts concentrate. We, like almost all others, are not very good at predicting macro factors. Furthermore, such factors historically have not been of overriding importance to dedicated investors, or to business people concentrating on a bottom-up approach. It's difficult to spend a lot of time learning the "nitty gritty" facts about an issuer and its securities; on the other hand, it's easy to have opinions about things like the outlook for the overall economy.

RISK AND REWARD

Third Avenue views risk and reward quite differently than is conventional. The common view is that there is an elementary trade-off: you have to take risks to obtain rewards. In the Third Avenue view, there is no such trade-off, but rather, THE CHEAPER YOU BUY, THE GREATER THE REWARD AND THE CHEAPER YOU BUY, THE LESS THE RISK. In conventional thinking, there are two components of the measure of degrees of speculation: quality of the issuer and terms of the issue. Third Avenue emphasizes a third consideration: price of the issue. Conventional wisdom assumes that securities prices at any moment of time are in equilibrium, i.e., the price is right. THIRD AVENUE'S UNDERLYING ASSUMPTION IS THAT THE STOCK MARKET PRICE IS WRONG.

It is a mistake to talk about general risk. Rather, the focus should be on specific risks -- market risk, investment risk, interest rate risk, currency risk, etc. Third Avenue tends to take huge market risks in that no attention is paid to predicting near-term market prices. Indeed, I know from long experience when acquiring securities that no matter how low I think a price can go, it can, and usually does, go a lot lower. In contrast, Third Avenue goes to great lengths to try to AVOID INVESTMENT RISK, i.e., even using worst case scenarios, the underlying values attributable to the securities in which Third Avenue invests ought to be greater than Third Avenue's cost basis after allowing for a considerable dissipation of future values as events unfold.

I shall write to you again when the semi-annual report for the period to end June 30, 2000 is published.

Sincerely yours,



/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board
EQSF Advisers, Inc.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

                                                                                           VALUE         % OF
                            SHARES    ISSUES                                             (NOTE 1)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 82.45%
Annuities & Mutual Fund      8,000    Liberty Financial Companies, Inc.                   $ 183,500       4.20%
                                                                                        -----------
Management & Sales
Bermuda Based Financial     10,000    LaSalle Re Holdings, Ltd.                             165,000       3.78%
                                                                                        -----------
Institutions
Business Development         1,700    Capital Southwest Corp.                               101,787       2.33%
                                                                                        -----------
Companies
Financial Insurance         13,000    Enhance Financial Services Group, Inc.                211,250
                             5,000    Financial Security Assurance Holdings, Ltd.           260,625
                             4,000    MBIA Inc.                                             211,250
                                                                                        -----------
                                                                                            683,125      15.64%
Industrial Equipment        12,500    Alamo Group, Inc.                                     125,000
                             1,200    Gleason Corp.                                          27,900
                                                                                        -----------
                                                                                            152,900       3.50%
                                                                                        -----------
Insurance Holding Companies  6,000    Leucadia National Corp.                               138,750
                             6,500    Risk Capital Holdings, Inc. (a)                        82,062
                                                                                        -----------
                                                                                            220,812       5.06%
Medical Supplies & Services  4,000    Analogic Corp. (b)                                    132,000       3.02%
Natural Resources &         14,000    Catellus Development Corp. (a)                        179,375
Real Estate                  6,000    Deltic Timber Corp.                                   131,250
                             3,600    Forest City Enterprises, Inc. Class A                 100,800
                             5,000    Koger Equity, Inc.                                     84,375
                             7,000    LNR Property Corp.                                    139,125
                            15,000    Wellsford Real Properties, Inc. (a)                   127,500
                                                                                        -----------
                                                                                            762,425      17.46%
                                                                                        -----------
Pharmaceutical Services     11,000    PAREXEL International Corp. (a)                      129,938
                            15,000    Pharmaceutical Product Development, Inc. (a)         178,125
                                                                                        -----------
                                                                                            308,063       7.06%
Semiconductor Equipment      9,000    FSI International, Inc. (a)                           103,500       2.37%
Manufacturers and Related
Technology                  16,300    ACT Networks, Inc. (a)                                151,794
                            19,000    Evans & Sutherland Computer Corp. (a)                 217,313
                             5,000    Vertex Communications Corp. (a)                       102,500
                                                                                        -----------
                                                                                            471,607      10.80%
                                                                                        -----------
Title Insurance             12,000    First American Financial Corp. Class A                149,250
                            12,500    Stewart Information Services Corp.                    166,406
                                                                                        -----------
                                                                                            315,656       7.23%
                                                                                        -----------
                                      TOTAL COMMON STOCKS
                                      (Cost $3,342,769)                                   3,600,375
                                                                                        -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 1999

                                                                                           VALUE         % OF
                            SHARES     ISSUES                                             (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.88%
U.S. Treasury Bills        400,000     U.S. Treasury Bill 5.10%+, 3/30/00                 $ 395,017       9.04%
                                                                                        -----------
Repurchase Agreement -     123,975     Bear Stearns 5.23%, due date 1/3/00 (c)              123,975       2.84%
Collateral on Securities                                                                -----------
Loaned

                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $518,992)                                      518,992
                                                                                        -----------
                                       TOTAL INVESTMENT PORTFOLIO - 94.33%
                                       (Cost $3,861,761)                                  4,119,367
                                                                                        -----------
                                       OTHER ASSETS
                                       LESS LIABILITIES - 5.67%                             247,677
                                                                                        -----------
                                       NET ASSETS - 100.00%
                                       (Applicable to 402,689
                                       shares outstanding)                               $4,367,044
                                                                                        -----------

 Notes:
 (a) Non-income producing security.
 (b) Security in whole or in part on loan.
 (c) Repurchase agreement collateralized by:
     U.S. Treasury Strips, par value $180,000, matures 2/15/05,market value $129,206.
 + Annualized yield at date of purchase.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999

ASSETS:
Investments at value (identified cost of $3,861,761)(Notes 1 and 4)  $4,119,367
Cash                                                                    511,492
Receivable for fund shares sold                                          42,908
Receivable from investment adviser                                       46,586
Dividends and interest receivable                                         7,946
                                                                     ----------
     Total assets                                                     4,728,299
                                                                     ----------
Liabilities:
Payable for securities purchased                                        190,410
Payable for shares redeemed                                                 866
Accounts payable and accrued expenses                                    46,004
Collateral due on loaned securities (Note 1)                            123,975
                                                                     ----------
    Total liabilities                                                   361,255
                                                                     ----------
    Net assets                                                       $4,367,044
                                                                     ==========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
402,689 shares outstanding                                           $4,096,210
Accumulated undistributed net investment income                          13,228
Net unrealized appreciation of investments                             257,606
                                                                     ----------
Net assets applicable to capital shares outstanding                  $4,367,044
                                                                     ==========
Net asset value, offering and redemption price per share               $  10.84
                                                                     ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                             STATEMENT OF OPERATIONS
                              AT DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest                                                        $  9,613
  Dividends                                                          9,359
                                                                 ---------
    Total Investment Income                                         18,972
                                                                 ---------
EXPENSES:
  Investment advisory fees (Note 3)                                  4,011
  Organizational expenses                                           91,367
  Auditing and tax consulting fees                                  17,000
  Directors' fees and expenses                                      11,355
  Administration fees (Note 3)                                       8,800
  Accounting services                                                6,875
  Transfer agent fees                                                6,600
  Custodian fees                                                     3,922
  Miscellaneous expenses                                             2,130
                                                                 ---------
    Total operating expenses                                       152,060
                                                                 ---------
  Expenses waived and reimbursed (Note 3)                         (146,316)
                                                                 ---------
    Net expenses                                                     5,744
                                                                 ---------
    Net investment income                                           13,228
                                                                 ---------
UNREALIZED GAINS ON INVESTMENTS:
  Net unrealized appreciation on investments                       257,606
                                                                 ---------
    Net unrealized gains on investments                            257,606
                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 270,834
                                                                 =========

 *The Fund commenced investment operations on September 21, 1999.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   For the
                                                                Period Ended
                                                              December 31, 1999*
                                                              ------------------
OPERATIONS:
  Net investment income                                              $ 13,228
  Net unrealized appreciation on investments                          257,606
                                                                   ----------
  Net increase in net assets resulting from operations                270,834
                                                                   ----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                      4,149,770
  Cost of shares redeemed                                             (53,660)
                                                                   ----------
  Net increase  in net assets resulting from capital
   share transactions                                               4,096,110
                                                                   ----------
  Net increase in net assets                                        4,366,944
  Net assets at beginning of period                                       100
                                                                   ----------

  Net assets at end of period
    (including undistributed net investment income of $13,228)     $4,367,044
                                                                   ==========

 *The Fund commenced investment operations on September 21, 1999.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                    For the
                                                                 Period Ended
                                                              December 31, 1999*
                                                              ------------------
Net Asset Value, Beginning of Period                                $10.00
                                                                   -------
Income from Investment Operations:
  Net investment income                                                .03
  Net unrealized gain on investments                                   .81
                                                                   -------
  Total from Investment Operations                                     .84
                                                                   -------
Net Asset Value, End of Period                                      $10.84
                                                                   =======
Total Return                                                         8.40%1

Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                            $4,367
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                    34.43%2
    After expense reimbursement                                      1.30%2
  Ratio of Net Income (Loss) to Average Net Assets

    Before expense reimbursement                                  (30.14%)2
    After expense reimbursement                                      2.99%2
  Portfolio Turnover Rate                                               0%1

 1 Not Annualized
 2 Annualized--Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.
 * The Fund commenced investment operations on September 21, 1999.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                              AT DECEMBER 31, 1999

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Variable Series Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one investment series, Third Avenue Value Portfolio (the "Portfolio"). The Portfolio seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. The Portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 1999, the Trust was offered by one insurance company and accordingly a decision by such insurance company to withdraw its participation may have a negative impact on the Trust.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by the Portfolio on the 60th day prior to maturity, based on the value determined on that day.

The Portfolio may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.


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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              AT DECEMBER 31, 1999

LOANS OF PORTFOLIO SECURITIES:
The Portfolio loaned securities during the period to certain brokers, with the Portfolio's custodian acting as lending agent. Upon such loans, the Portfolio receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which is included in interest income in the Statement of Operations. On a daily basis, it is the Portfolio's policy to monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Portfolio may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the period ended December 31, 1999, the Portfolio had securities lending income included in interest income totaling $10.

The value of the loaned security and related collateral outstanding at December 31, 1999, was as follows:

                                        VALUE OF                 VALUE OF
                                     SECURITY LOANED            COLLATERAL
                                     ---------------            ----------
                                        $120,417                 $123,975

The collateral for the Portfolio consisted of cash, which was invested in repurchase agreements with Bear Stearns due 1/3/00, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until maturity of the repurchase agreement. Provisions in the agreements state that the market value of the collateral will be at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

FEDERAL INCOME TAXES:
The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to


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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              AT DECEMBER 31, 1999

reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES:

The cost of purchases of investments, excluding short-term investments, was $3,342,769. There were no sales during the period ended December 31, 1999.

At December 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                                                               NET APPRECIATION/
       COST       GROSS APPRECIATION    GROSS DEPRECIATION      (DEPRECIATION)
    ----------    -----------------    ------------------     ----------------
    $3,861,761         $274,312               $16,706              $257,606


3. INVESTMENT ADVISORY AND administration SERVICES

The Trust has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Portfolio, payable each month.

Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the Portfolio's average net assets, the Adviser is obligated to reimburse the Portfolio in an amount equal to that excess. The Adviser waived fees of $4,011, and reimbursed $142,305 for the period ended December 31, 1999.

The Trust has entered into an Administration Agreement with the Adviser under which the Adviser provides all administrative services to the Trust other than providing investment advice, distribution and maintenance of the Portfolio's accounting records. The Adviser has entered into a sub-administration agreement with PFPC Inc. For such services, the Portfolio pays the Adviser an annual fee of $32,000 of which a portion is paid to PFPC Inc.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Trust, and the majority shareholder of the Adviser, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended December 31, 1999, the Portfolio incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

                           TOTAL COMMISSIONS           M.J. WHITMAN, INC.
                           -----------------           ------------------
                                $11,404                      $9,062


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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              AT DECEMBER 31, 1999

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with no par value.

Transactions in capital stock were as follows:

                                                       FOR THE
                                                    PERIOD ENDED
                                                  DECEMBER 31, 1999
                                                  -----------------
Increase in Portfolio shares:
Shares outstanding at beginning of period                   10
Shares sold                                            408,116
Shares redeemed                                         (5,437)
                                                       -------
Net increase in Portfolio shares                       402,679
                                                       -------
Shares outstanding at end of period                    402,689
                                                       =======

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                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE VARIABLE SERIES TRUST-THIRD AVENUE VALUE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust
- Third Avenue Value Portfolio (hereafter referred to as the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period September 21, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 14, 2000


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                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                              New York, N.Y. 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                [GRAPHIC OMITTED]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                               PHONE (212)888-5222
                             TOLL FREE (800)443-1021
                            WWW.THIRDAVENUEFUNDS.COM